                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-1

Original Principal Balance                                                                 222,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
                                                                                                  TOTALS          BALANCE

AGGREGATE BALANCES:

           Principal Amount of Notes as of Prior Distribution Date                                   0.00         0.000000

           Principal Amount of Notes as of Current Distribution Date                                 0.00         0.000000

                        Pool Factor                                                              0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                             0.00                           0.000000
           Plus: Prior Principal Carryover                                         0.00                           0.000000
                                                                                   ----
           Total Principal Distributable Amount                                    0.00                           0.000000

           Principal Distribution Amount                                           0.00                           0.000000
                                                                                   ----

           Current Principal Carryover                                                               0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                              0.00                           0.000000
           Plus: Prior Interest Carryover                                          0.00                           0.000000
                                                                                   ----
           Total Interest Distributable Amount                                     0.00                           0.000000

           Interest Distribution Amount                                            0.00                           0.000000
                                                                                   ----

           Current Interest Carryover                                                                0.00         0.000000

                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
                                                                                                               ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

           Aggregate Principal Balance                                 1,200,124,882.14

           Overcollateralization Amount                                   64,034,258.10

           Servicing Fee                                                   1,301,734.00                           0.867823

           Spread Account                                                 12,001,248.82
           Net Change in Spread Account                                     (495,400.04)

           Net Collections                                                58,861,736.66

           Aggregate Principal Balance of Delinquent Contracts             4,529,178.17

           Aggregate Excess Spread Amount                                             -
           Total Initial Spread Deposit Repayment                                     -
                                                                       ----------------
           Certificate Distributable Amount                                           -
                                                                       ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-2

Original Principal Balance                                                                 555,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
                                                                                              TOTALS              BALANCE
AGGREGATE BALANCES:

           Principal Amount of Notes as of Prior Distribution Date                         491,525,991.24       885.632417

           Principal Amount of Notes as of Current Distribution Date                       439,511,067.12       791.911833

                        Pool Factor                                                              0.791912

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                    52,014,924.12                          93.720584
           Plus: Prior Principal Carryover                                         0.00                           0.000000
                                                                          -------------
           Total Principal Distributable Amount                           52,014,924.12                          93.720584

           Principal Distribution Amount                                  52,014,924.12                          93.720584
                                                                          -------------

           Current Principal Carryover                                                               0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                        618,503.54                           1.114421
           Plus: Prior Interest Carryover                                          0.00                           0.000000
                                                                          -------------
           Total Interest Distributable Amount                               618,503.54                           1.114421

           Interest Distribution Amount                                      618,503.54                           1.114421
                                                                          -------------

           Current Interest Carryover                                                                0.00         0.000000

                                                                                                                PER $1000
                                                                                                                AGGREGATE
                                                                                                               ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

           Aggregate Principal Balance                                 1,200,124,882.14

           Overcollateralization Amount                                   64,034,258.10

           Servicing Fee                                                   1,301,734.00                           0.867823

           Spread Account                                                 12,001,248.82
           Net Change in Spread Account                                     (495,400.04)

           Net Collections                                                58,861,736.66

           Aggregate Principal Balance of Delinquent Contracts             4,529,178.17

           Aggregate Excess Spread Amount                                             -
           Total Initial Spread Deposit Repayment                                     -
                                                                       ----------------
           Certificate Distributable Amount                                           -
                                                                       ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-3

Original Principal Balance                                                                 200,000,000.00

                                                                                                                 PER $1000
                                                                                                                 ORIG PRIN
                                                                                               TOTALS             BALANCE
AGGREGATE BALANCES:

           Principal Amount of Notes as of Prior Distribution Date                         200,000,000.00      1000.000000

           Principal Amount of Notes as of Current Distribution Date                       200,000,000.00      1000.000000

                        Pool Factor                                                              1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                             0.00                           0.000000
           Plus: Prior Principal Carryover                                         0.00                           0.000000
                                                                             ----------
           Total Principal Distributable Amount                                    0.00                           0.000000

           Principal Distribution Amount                                           0.00                           0.000000
                                                                             ----------

           Current Principal Carryover                                                               0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                        365,000.00                           1.825000
           Plus: Prior Interest Carryover                                          0.00                           0.000000
                                                                             ----------
           Total Interest Distributable Amount                               365,000.00                           1.825000

           Interest Distribution Amount                                      365,000.00                           1.825000
                                                                             ----------

           Current Interest Carryover                                                                0.00         0.000000

                                                                                                                PER $1000
                                                                                                                AGGREGATE
                                                                                                               ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

           Aggregate Principal Balance                                 1,200,124,882.14

           Overcollateralization Amount                                   64,034,258.10

           Servicing Fee                                                   1,301,734.00                           0.867823

           Spread Account                                                 12,001,248.82
           Net Change in Spread Account                                     (495,400.04)

           Net Collections                                                58,861,736.66

           Aggregate Principal Balance of Delinquent Contracts             4,529,178.17

           Aggregate Excess Spread Amount                                             -
           Total Initial Spread Deposit Repayment                                     -
                                                                       ----------------
           Certificate Distributable Amount                                           -
                                                                       ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class A-4

Original Principal Balance                                                                 331,750,000.00

                                                                                                                PER $1000
                                                                                                                ORIG PRIN
                                                                                                TOTALS           BALANCE
AGGREGATE BALANCES:

           Principal Amount of Notes as of Prior Distribution Date                         331,750,000.00      1000.000000

           Principal Amount of Notes as of Current Distribution Date                       331,750,000.00      1000.000000

                        Pool Factor                                                              1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

           Note Monthly Principal Distributable Amount                             0.00                           0.000000
           Plus: Prior Principal Carryover                                         0.00                           0.000000
                                                                             ----------
           Total Principal Distributable Amount                                    0.00                           0.000000

           Principal Distribution Amount                                           0.00                           0.000000
                                                                             ----------

           Current Principal Carryover                                                               0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

           Note Monthly Interest Distributable Amount                        776,847.92                           2.341667
           Plus: Prior Interest Carryover                                          0.00                           0.000000
                                                                             ----------
           Total Interest Distributable Amount                               776,847.92                           2.341667

           Interest Distribution Amount                                      776,847.92                           2.341667
                                                                             ----------

           Current Interest Carryover                                                                0.00         0.000000

                                                                                                                 PER $1000
                                                                                                                 AGGREGATE
                                                                                                               ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

           Aggregate Principal Balance                                 1,200,124,882.14

           Overcollateralization Amount                                   64,034,258.10

           Servicing Fee                                                   1,301,734.00                          0.867823

           Spread Account                                                 12,001,248.82
           Net Change in Spread Account                                     (495,400.04)

           Net Collections                                                58,861,736.66

           Aggregate Principal Balance of Delinquent Contracts             4,529,178.17

           Aggregate Excess Spread Amount                                             -
           Total Initial Spread Deposit Repayment                                     -
                                                                       ----------------
           Certificate Distributable Amount                                           -
                                                                       ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class B-1

Original Principal Balance                                      56,250,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
                                                                                                 TOTALS            BALANCE
AGGREGATE BALANCES:

          Principal Amount of Notes as of Prior Distribution Date                             56,250,000.00      1000.000000

          Principal Amount of Notes as of Current Distribution Date                           52,329,556.92       930.303234

                                  Pool Factor                                                      0.930303

PRINCIPAL DISTRIBUTABLE AMOUNT:

          Note Monthly Principal Distributable Amount                        3,920,443.08                          69.696766
          Plus: Prior Principal Carryover                                            0.00                           0.000000
                                                                             ------------
          Total Principal Distributable Amount                               3,920,443.08                          69.696766

          Principal Distribution Amount                                      3,920,443.08                          69.696766
                                                                             ------------
          Current Principal Carryover                                                                  0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

          Note Monthly Interest Distributable Amount                           109,687.50                           1.950000
          Plus: Prior Interest Carryover                                             0.00                           0.000000
                                                                             ------------
          Total Interest Distributable Amount                                  109,687.50                           1.950000

          Interest Distribution Amount                                         109,687.50                           1.950000
                                                                             ------------
          Current Interest Carryover                                                                   0.00         0.000000

                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
                                                                                                                ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

          Aggregate Principal Balance                                    1,200,124,882.14

          Overcollateralization Amount                                      64,034,258.10

          Servicing Fee                                                      1,301,734.00                           0.867823

          Spread Account                                                    12,001,248.82
          Net Change in Spread Account                                        (495,400.04)

          Net Collections                                                   58,861,736.66

          Aggregate Principal Balance of Delinquent Contracts                4,529,178.17

          Aggregate Excess Spread Amount                                                -
          Total Initial Spread Deposit Repayment                                        -
                                                                         ----------------
          Certificate Distributable Amount                                              -
                                                                         ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class C-1

Original Principal Balance                                      63,750,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
                                                                                                 TOTALS            BALANCE
AGGREGATE BALANCES:

          Principal Amount of Notes as of Prior Distribution Date                             63,750,000.00      1000.000000

          Principal Amount of Notes as of Current Distribution Date                           63,750,000.00      1000.000000

                                  Pool Factor                                                      1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

          Note Monthly Principal Distributable Amount                                0.00                           0.000000
          Plus: Prior Principal Carryover                                            0.00                           0.000000
                                                                               ----------
          Total Principal Distributable Amount                                       0.00                           0.000000

          Principal Distribution Amount                                              0.00                           0.000000
                                                                               ----------

          Current Principal Carryover                                                                  0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

          Note Monthly Interest Distributable Amount                           132,281.25                           2.075000
          Plus: Prior Interest Carryover                                             0.00                           0.000000
                                                                               ----------
          Total Interest Distributable Amount                                  132,281.25                           2.075000

          Interest Distribution Amount                                         132,281.25                           2.075000
                                                                               ----------
          Current Interest Carryover                                                                   0.00         0.000000

                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
                                                                                                                ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

          Aggregate Principal Balance                                    1,200,124,882.14

          Overcollateralization Amount                                      64,034,258.10

          Servicing Fee                                                      1,301,734.00                           0.867823

          Spread Account                                                    12,001,248.82
          Net Change in Spread Account                                        (495,400.04)

          Net Collections                                                   58,861,736.66

          Aggregate Principal Balance of Delinquent Contracts                4,529,178.17

          Aggregate Excess Spread Amount                                                -
          Total Initial Spread Deposit Repayment                                        -
                                                                         ----------------
          Certificate Distributable Amount                                              -
                                                                         ================

                        WFS FINANCIAL 2004-1 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 20, 2004
                                    Class D-1

Original Principal Balance                                      48,750,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
                                                                                                  TOTALS           BALANCE
AGGREGATE BALANCES:

          Principal Amount of Notes as of Prior Distribution Date                             48,750,000.00      1000.000000

          Principal Amount of Notes as of Current Distribution Date                           48,750,000.00      1000.000000

                                  Pool Factor                                                      1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

          Note Monthly Principal Distributable Amount                                0.00                           0.000000
          Plus: Prior Principal Carryover                                            0.00                           0.000000
                                                                               ----------
          Total Principal Distributable Amount                                       0.00                           0.000000

          Principal Distribution Amount                                              0.00                           0.000000
                                                                               ----------

          Current Principal Carryover                                                                  0.00         0.000000

INTEREST DISTRIBUTABLE AMOUNT:

          Note Monthly Interest Distributable Amount                           128,781.25                           2.641667
          Plus: Prior Interest Carryover                                             0.00                           0.000000
                                                                               ----------
          Total Interest Distributable Amount                                  128,781.25                           2.641667

          Interest Distribution Amount                                         128,781.25                           2.641667
                                                                               ----------

          Current Interest Carryover                                                                   0.00         0.000000

                                                                                                                  PER $1000
                                                                                                                  AGGREGATE
                                                                                                                ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

          Aggregate Principal Balance                                    1,200,124,882.14

          Overcollateralization Amount                                      64,034,258.10

          Servicing Fee                                                      1,301,734.00                           0.867823

          Spread Account                                                    12,001,248.82
          Net Change in Spread Account                                        (495,400.04)

          Net Collections                                                   58,861,736.66

          Aggregate Principal Balance of Delinquent Contracts                4,529,178.17

          Aggregate Excess Spread Amount                                                -
          Total Initial Spread Deposit Repayment                                        -
                                                                         ----------------
          Certificate Distributable Amount                                              -
                                                                         ================